                                                                   EXHIBIT 10.15

                              LASERTECHNICS, INC.
                              3208 Commander Drive
                            Carrollton, Texas  75006


                                                                   June 25, 1997

Wolfensohn Partners L.P. ("WPLP")
590 Madison Avenue, 32nd Floor
New York, New York  10022

J.P. Morgan Investment Corporation ("JPMIC")
60 Wall Street
New York, New York  10260


                            Note Purchase Agreement
                            -----------------------

Dear Sirs:

          This letter sets forth the terms and conditions on which Lasertechnics, Inc., a Delaware corporation (the "Company"), is issuing and selling to each of WPLP and JPMIC (each, a "Purchaser") on the date hereof: (a) a Senior Promissory Note of the Company in substantially the form attached hereto as Exhibit A (each, a "Note"); (b) the number of shares (the "Restricted Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company determined as set forth in paragraph 2, below; and (c) a warrant in substantially the form attached hereto as Exhibit B (each, a "Warrant") to purchase the number of shares (the "Warrant Shares") of Common Stock determined as set forth in paragraph 3, below.

     1.   Senior Promissory Notes.
          -----------------------

          (a) General.  The Senior Promissory Notes shall represent and evidence
              -------
the indebtedness of the Company to the Purchasers for advances made by the Purchasers to the Company from time to time thereunder ("Advances"), including without limitation the unpaid principal amount of, and accrued interest on, all Advances, and any additional amounts that may be owed by the Company to the Purchasers in respect thereof. Advances shall be made from time to time in cash, or by the cancellation and exchange of other existing indebtedness, as the Company may request; provided, however, that (i) the Purchasers shall not be
                     --------  -------
obligated to make any Advances in excess of the initial Advances made by each Purchaser on the date hereof, (ii) the Purchasers shall not be entitled to make any Advances, or to purchase any Notes or Warrants hereunder, unless requested by the Company, and (iii) except as provided in paragraph 1(c), below, any Advances made by the Purchasers hereunder shall be made 60% by WPLP and 40% by JPMIC, unless both WPLP and JPMIC agree to a different ratio. The rights and obligations of WPLP and JPMIC hereunder are several and independent,

Lasertechnics, Inc.
Note Purchase Agreement, dated June 25, 1997
Page 2 of 10

and nothing herein shall be construed to constitute either WPLP or JPMIC as the agent, representative, partner, joint venturer or fiduciary of the other.

          (b) Interest Rate.  The Base Interest Rate for all Advances by WPLP
              -------------
under its Note shall be 10.00% per annum. The Base Interest Rate for all Advances by JPMIC under its Note shall be 6.64% per annum.

          (c) Prior Advance by WPLP.  Concurrently with the purchase and sale of
              ---------------------
the Notes hereunder (the "Initial Closing"), the Company and WPLP have agreed to convert certain prior advances by WPLP to the Company in the aggregate principal amount of $1,000,000 (the "Prior Advances") into Advances under the Notes. Accordingly, at the Initial Closing: (i) the Prior Advances shall be recorded with appropriate notations on the Notes; (ii) all promissory notes representing the Prior Advances, and all common stock warrants issued by the Company to WPLP in respect of the Prior Advances, shall be canceled and surrendered to the Company against receipt of the securities issued to WPLP hereunder; and (iii) the indebtedness of the Company to WPLP represented by the Prior Advances shall constitute an Advance by WPLP to the Company under the Notes in the aggregate principal amount of the Prior Advances, for all purposes hereof.

          2.   Restricted Shares.  Upon the making of each Advance under the
               -----------------
Notes, the Company shall issue to each Purchaser 45.714 Restricted Shares for each $1,000 principal amount of such Advance.

          3.   Common Stock Warrants.  Upon the making of each Advance under the
               ---------------------
Notes, the Company shall issue to each Purchaser a Warrant representing the right to purchase 200 Warrant Shares for each $1,000 principal amount of such Advance, at an exercise price of $.70 per share. Each Warrant shall be exercisable for a period of three years from the date of issuance.

          4.   Allocation of Purchase Price.  The amount of each Advance
               ----------------------------
hereunder shall be allocated as purchase price among the Notes (or, in the case of any Advance following the Initial Closing, the increase in the principal amount of the Notes), the Restricted Shares and the Warrants being purchased by each Purchaser hereunder in such manner as such Purchaser shall reasonably determine with the Company's consent, which consent shall not unreasonably be withheld or delayed; provided, however, that the portion of such purchase price
                     --------  -------
allocated to such Restricted Shares shall not in any event be less than the par value per share of the Common Stock at the time of such Advance multiplied by the number of such shares.

Lasertechnics, Inc.
Note Purchase Agreement, dated June 25, 1997
Page 3 of 10

          5.   Loan Fee.  In consideration for work performed in connection with
               --------
structuring, arranging for and providing the financings contemplated hereby, upon the making of each Advance under the Notes, the Company shall pay to each Purchaser a loan fee (the "Loan Fee") in the amount of 4% of the principal amount of such Advance, payable in shares of Common Stock, valued at $.70 per share (the "Loan Fee Shares").

          6.   Pledge of Subsidiary Stock.
               --------------------------

               (a) The obligations of the Company under the Notes, including without limitation the principal amount of, and accrued interest on, all Advances, shall be ratably secured by the pledge and collateral assignment of, and the grant of a security interest in, all the issued and outstanding shares (the "Pledged Shares") of capital stock of Lasertechnics Marking Corporation, a wholly-owned subsidiary of the Company (the "Stock Pledge"). The Stock Pledge shall be on such terms as are reasonable and customary for transactions such as the transactions contemplated hereby. Prior to the occurrence of an event of default under the Notes, the Purchasers shall not have any rights with respect to the voting or disposition of any shares of such subsidiary capital stock so pledged.

               (b)  Concurrently, with the execution and delivery of this
          Agreement,   the Company is delivering to JPMIC, as collateral agent
          for the benefit of the holders of the Notes, ratably in proportion to the respective aggregate unpaid principal amounts thereof (the "Collateral Agent"), certificates representing the Pledged Shares, together with stock powers in customary form. The Company hereby pledges the Pledged Shares to the Collateral Agent, and grants to the Collateral Agent a security interest therein, to secure the full and timely payment and performance of all obligations of the Company under the Notes, in accordance with paragraph 6(a), above, effective at the Initial Closing. The parties shall use their respective best commercially reasonable efforts to negotiate, execute and deliver a definitive pledge agreement, in customary and reasonable form, to further document the Stock Pledge on terms and conditions consistent with the terms and conditions set forth herein (the "Pledge Agreement"), and upon the effectiveness of the Pledge Agreement, the terms of the Pledge Agreement shall amend and supersede any contrary provisions of this paragraph 6(b).

          7.   Late Payment.  In the event the Company fails to repay the entire
               ------------
principal amount of, and accrued interest on, all Advances by 3:00 p.m., New York City time, on the Final Maturity Date, the Company shall issue to each Purchaser the following additional consideration as a late payment fee:

Lasertechnics, Inc.
Note Purchase Agreement, dated June 25, 1997
Page 4 of 10

               (a) that number of shares of Common Stock equal to (i) the aggregate unpaid principal amount of all Advances outstanding on the Final Maturity Date, times (ii) 1%, divided by (iii) the average
                               -----          ------- --
          closing price per share of the Common Stock for the 10 trading days immediately preceding the Final Maturity Date, as reported in the Wall Street Journal (or, if not so reported, as determined in good faith by a majority of the disinterested members of the Board of Directors of the Company) (such average, the "Current Market Price"); and

               (b) a Warrant to purchase that number of shares of Common Stock equal to (i) the aggregate unpaid principal amount of all Advances outstanding on the Final Maturity Date, times (ii) 5%, divided by
                                                  -----          ------- --
          (iii) the Current Market Price on the Final Maturity Date; such warrant to be exercisable for a period of three years commencing on the Final Maturity Date, at an exercise price per share equal to the Current Market Price on the Final Maturity Date.

          The provision of this paragraph 7 will be subject to appropriate adjustments in the event of any stock split, reverse stock split, or similar transaction affecting the Common Stock between the date hereof and the Final Maturity Date.

          8.   Securities Act Legend.  The securities issued pursuant to this
               ---------------------
Agreement, including the Notes, the Restricted Shares, the Warrants, the Loan Fee Shares, and any additional shares of Common Stock and Warrants issued pursuant to paragraph 7 hereof, will not be registered under the Securities Act of 1933, as amended (the "Securities Act"). Certificates representing the Restricted Shares, shares of Common Stock issued upon exercise of Warrants, and shares of Common Stock issued in payment of the Loan Fee or pursuant to paragraph 7(a) shall bear a restrictive legend substantially to the effect of the following:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS, NOR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THOSE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM."

          9.   Right to Exchange Notes.  Each Purchaser shall have the non-
               -----------------------
assignable right, exercisable upon 30 days' prior written notice to the Company given at any time after September 1, 1997, to exchange the unpaid principal amount of the Advances of such Purchaser, in whole or in part, for an equal principal amount of convertible debentures of the Company

Lasertechnics, Inc.
Note Purchase Agreement, dated June 25, 1997
Page 5 of 10

having substantially the same economic terms and conditions as the Company's existing 10% convertible debentures due March 1, 1999 (or any other convertible debt security issued to refinance, or in substitution or exchange for, such convertible debentures), as such terms and conditions shall be in effect at the time of any exchange pursuant to this paragraph 9.

         10.  Representations and Warranties by the Company.  The Company
               ---------------------------------------------
hereby represents and warrants to each Purchaser as follows:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Notes, the Warrants and the Pledge Agreement.

          (b) The execution and delivery by the Company of this Agreement, the Notes, the Warrants and the Pledge Agreement, and the performance by the Company of its obligations hereunder and thereunder, have been duly authorized by all requisite corporate action on the part of the Company and will not (i) violate any provision of law, statute, rule or regulation or any order of any court or other agency of government, (ii) conflict with or violate the Certificate of Incorporation or By-Laws of the Company, in each case as amended to the date hereof, or (iii) violate, conflict with or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, lease, license, agreement or other contract or instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the properties or assets of the Company or any of its subsidiaries (other than the lien of the Stock Pledge granted hereunder and under the Pledge Agreement), in each case if such violation, conflict, default, lien, charge or encumbrance would have a material adverse effect on the Company.

          (c) This Agreement, the Notes and the Warrants have been duly executed and delivered by the Company and constitute, and the Pledge Agreement when duly executed and delivered will constitute, the valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent the enforceability thereof may be limited by applicable bankruptcy, moratorium or similar laws affecting the rights of creditors generally.

          (d) Based in part upon the representations and warranties of each Purchaser contained in this Agreement, no registration or filing with, or consent or approval of, or other action by, any federal, state or other governmental department, commission, board, bureau, agency or instrumentality or any third party is or will be necessary for (a) the

Lasertechnics, Inc.
Note Purchase Agreement, dated June 25, 1997
Page 6 of 10

     Company's execution and delivery of this Agreement, the Notes and the Warrants, and the Company's performance of its obligations hereunder and thereunder.

          (e) Attached hereto as Schedule 10(e) are (i) a memorandum dated June 19, 1997, from the Company's subsidiary Sandia Imaging Systems Corporation, stating that division's outstanding accounts receivable, firm orders and verbal orders as of June 18, 1997, and (ii) a letter dated June 20, 1997, from the Company's subsidiary Lasertechnics Marking Corporation, stating that division's outstanding accounts receivable and firm orders as of June 18, 1997. Such memorandum and letter, and the attachments thereto, were prepared by the Company in good faith and are believed by the Company to be accurate. The accounts receivable reflected therein represent valid accounts for goods sold and/or services performed in the conduct of the Company's business.

          (f)  The Restricted Shares and the Loan Fee Shares issued to such
     Purchaser   hereunder are, and the Warrant Shares, when issued upon the exercise of such Purchaser's Warrant in accordance with the terms hereof will be, duly authorized, validly issued, fully paid and non-assessable, and are not subject to any pre-emptive rights.

          (g)  The Company is the record holder and beneficial owner of the
     Pledged   Shares and owns the Pledged Shares free and clear of all liens and encumbrances, other than the lien of the Stock Pledge created hereunder and under the Pledge Agreement.


          11.  Representations and Warranties of Each Purchaser.  Each Purchaser
               ------------------------------------------------
hereby severally represents and warrants to the Company as follows:

          (a) Such Purchaser is acquiring the Note, the Warrant and the Restricted Shares to be purchased by it hereunder, and the Loan Fee Shares issued to it pursuant to paragraph 5 hereof (collectively, the "Acquired Securities"), and, if such Purchaser acquires Warrant Shares upon the exercise of such Warrant, such Purchaser will be acquiring such Warrant Shares, for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

          (b) Such Purchaser understands that the Acquired Securities have not been, and the Warrant Shares will not be, registered under the Act, by reason of their issuance by the Company in transactions exempt from the registration requirements of the Act, and that such Acquired Securities and Warrant Shares must be held by such Purchaser indefinitely unless a subsequent disposition thereof is registered under the Act or is exempt from such registration.

Lasertechnics, Inc.
Note Purchase Agreement, dated June 25, 1997
Page 7 of 10

          (c) Such Purchaser further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

          (d) Such Purchaser understands that its investments hereunder involve substantial risks and represents and warrants that it has made such independent examination and investigation of the Company as it has deemed necessary in making its investment decision.

          (e) Such Purchaser is able to bear the economic risk of the investments contemplated by this Agreement and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement.

          12.  Miscellaneous.  (a)  This Agreement, the Notes and the Warrants
               -------------
constitute our entire agreement with respect to the subject matter hereof, and this Agreement may not be modified or amended or any provision hereof waived except by an instrument in writing signed by the Company and each Purchaser.

          (b) This Agreement, the Notes and the Warrants shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The rights of each Purchaser hereunder shall be assignable to any holder of the Notes, provided that the right of each Purchaser
                                       --------
under paragraph 9 above to exchange Notes for Convertible Debentures shall not be assignable to any person without the prior written consent of the Company. Except as provided in the immediately preceding sentence, this Agreement and the rights of the Purchasers hereunder shall not be assignable and any purported assignment thereof shall be void.

          (c) This Agreement may be executed in any number of counterparts and on separate counterparts, each of which shall be an original instrument, but all of which together shall constitute a single agreement. One or more signature pages from any counterpart of this Agreement may be attached to any other counterpart of this Agreement without in any way changing the effect thereof. This Agreement shall be effective as to each Purchaser, severally, when executed and delivered by the Company and such Purchaser.

          (d) All notices, requests, demands, consents, waivers, or other communications made hereunder or under the Notes or the Warrants to any party or holder thereof shall be in writing and shall be deemed to have been duly given if delivered personally or

Lasertechnics, Inc.
Note Purchase Agreement, dated June 25, 1997
Page 8 of 10

sent by nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below:

               if to the Company, to:

               Lasertechnics, Inc.
               3208 Commander Drive
               Carrollton, TX  75006
               Attention: Chief Financial Officer

               with a copy to:

               Baker & Botts, L.L.P.
               599 Lexington Avenue
               New York, New York 10022
               Attention: Marc A. Leaf, Esq.

               if to a Purchaser, to such Purchaser at its address first set forth above,

or to such other address as the party to whom such communication is to be given may have furnished to the other party in writing in accordance herewith. All such notices, requests, demands, consents, waivers or other communications shall be deemed to have been delivered (i) in the case of personal delivery, on the date of delivery, (ii) if sent by overnight courier, on the next business day following the date when send and (iii) in the case of mailing, on the third business day following such mailing.

          (e) All representations, warranties and agreements contained herein and in the Notes and the Warrants shall survive the execution and delivery of this Agreement and the sale of the Notes and the Warrants hereunder.

          (f) Nothing contained herein shall be construed to prohibit either Purchaser from selling or otherwise disposing of any Acquired Securities acquired by such Purchaser hereunder; provided that such sale or disposition,
                                      --------
and any and all related offers, are made in compliance with the Securities Act, any other applicable securities and blue sky laws, and all applicable rules and regulations thereunder.

Lasertechnics, Inc.
Note Purchase Agreement, dated June 25, 1997
Page 9 of 10

          (g) THIS AGREEMENT AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES HEREUNDER SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN. Any judicial proceeding brought against the Company to enforce, or otherwise in connection with, this Agreement may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Company (i) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum.

          If the foregoing correctly sets forth your understanding of our agreement, please so indicate by signing and returning to the Company the enclosed counterpart of this Agreement.

                                    Very truly yours,

                                    LASERTECHNICS, INC.


                                        /s/ E.A. MILO MATTORANO
                                       ------------------------------
                                       Name: E.A. Milo Mattorano
                                       Title: Vice President & CFO


Each of the undersigned agrees with and
accepts the foregoing terms and provisions as of the date first above written.

WOLFENSOHN PARTNERS L.P.


   /s/ RICHARD C.E. MORGAN
   --------------------------------
     Name: Richard C.E. Morgan
     Title:  Partner


J.P. MORGAN INVESTMENT CORPORATION


   /s/ ROBERT E. KISS
   -----------------------------
     Name: Robert E. Kiss
     Title: Vice President

                                                                       EXHIBIT A
                                                                       ---------
                                                    "TO NOTE PURCHASE AGREEMENT"

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS, NOR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THOSE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM.


                              LASERTECHNICS, INC.


                             SENIOR PROMISSORY NOTE
                             ----------------------


Master Note                                                        June 25, 1997


     LASERTECHNICS, INC., a Delaware corporation having its principal place of business in Carrollton, Texas (the "Company"), for value received, hereby promises to pay to the order of Wolfensohn Partners L.P., a Delaware limited partnership, or its transferees or assigns (the "Holder"), on December 31, 1997 (the "Final Maturity Date"), the unpaid principal amount of all advances made by the Holder to the Company hereunder ("Advances"), as recorded on the grid below, including any additional pages (the "Grid"), together with interest thereon from the date of such Advance recorded on the Grid, at the rate of ten percent (10%) per annum*, calculated on the basis of the actual number of days elapsed over a 364- (or 365-) day year (the "Base Interest Rate"). Each payment received by the Holder hereunder shall be applied to Advances in reverse of the order in which such Advances were made, and each such payment shall be applied first to the interest accrued on and then to the unpaid principal amount of the applicable Advance. This Note is one of the Senior Promissory Notes ("Notes") issued and sold by the Company under the Note Purchase Agreement dated as of June 25, 1997 (the "Note Purchase Agreement"), among the Company, the initial Holder and the other purchaser named therein, and the Holder shall be entitled to the benefits of any collateral security provided for therein for the benefit of Holders of Senior Notes.

     Payment of principal and interest shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. All such payments shall be paid by wire transfer of Federal funds in accordance with the written instructions of the Holder or, in the absence of such instructions, by check mailed to the Holder at the address last given to the Company by the Holder in writing for such purpose.

     This Note may be prepaid in whole or in part at any time at the option of the Company, without premium or penalty, upon not less than 20 days' prior written notice to the Holder.

---------------------------
     *6.64% for JPMIC

     If any time after the date hereof the Company or any subsidiary completes
(i) an equity or long-term debt financing, (ii) a sale of assets outside the ordinary course of business, (iii) a sale-leaseback or similar financing, or
(iv) a joint venture or other strategic partnership (any such transaction, an "Extraordinary Transaction"), and such Extraordinary Transaction results in cash proceeds to the Company (together with the cash proceeds of any other Extraordinary Transaction after the date hereof, to the extent not previously applied) in excess of $1,000,000 (such excess, the "Available Cash Proceeds"), then the full amount of Available Cash Proceeds shall be applied to prepay this Note as provided herein; provided, however, that if the Available Cash Proceeds
                         --------  -------
are not sufficient to pay in full the principal of, and accrued interest on, this Note and all other Notes issued under the Note Purchase Agreement, then the Available Cash Proceeds shall be applied to prepay this Note and all other Notes issued under the Note Purchase Agreement on a pro rata basis, in proportion to
                                              --- ----
the respective aggregate unpaid principal amounts thereof.

     The Company hereby waives presentment for payment, demand for payment, notice of nonpayment, protest and notice of protest.

     This Note may be prepaid in whole or in part (in amounts not less than $50,000) at any time at the option of the Company, upon not less than 20 days' prior written notice to the Holder, without premium or penalty; provided,
                                                                --------
however, that any amounts prepaid hereunder or under any of the other Notes
-------
shall be applied to prepay this Note and all other Notes issued under the Note Purchase Agreement on a pro rata basis, in proportion to the respective
                        --- ----
aggregate unpaid principal amounts thereof.

     This Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors, assigns and transferees.

     If the Company fails to pay any amount of principal or interest when due, the entire unpaid principal of and accrued interest on all Advances shall forthwith become absolutely due and payable without any notice, demand, protest or presentment whatsoever, all of which are hereby expressly waived. Interest on any past due principal amount, whether at the Final Maturity Date or by acceleration, shall accrue at a rate equal to the Base Interest Rate plus five percent (5%) per annum, but in no event higher than the maximum legal rate of interest permitted under applicable law. In addition, if any amount payable hereunder shall remain unpaid after 3:00 p.m., New York City time, on the Final Maturity Date, the Company shall pay to the record Holder of this Note at such time the Additional Consideration provided for in the Note Purchase Agreement (as such term is defined therein). The Company shall pay to the Holder all costs and expenses of collection and enforcement relating to this Note, including without limitation reasonable attorneys' fees and expenses.

     This Note shall be governed by and construed in accordance with the laws of the State of New York, without reference to its rules as to conflicts of law. Any judicial proceeding brought against the Company to enforce, or otherwise in connection with, this Note may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Note, the Company (i) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Note and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum.

     THE COMPANY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR CROSS CLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed by its Vice President and has caused its corporate seal to be affixed and attested by its Secretary.


[Corporate Seal]    Attested:    LASERTECHNICS, INC.



                                 By:
---------------------------          -------------------------------------------
E. A. Milo Mattorano                 E. A. Milo Mattorano
Secretary                            Vice President and Chief Financial Officer

                                      GRID
                                      ----

--------------------------------------------------------------------------------
        ADVANCES             PAYMENTS
--------------------------------------------------------------------------------
                                                   Balance Due
Date Made  Amount  Date Made  Principal  Interest  on principal  Recorded By

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                                       ---------
                                                    "TO NOTE PURCHASE AGREEMENT"

NEITHER THIS WARRANT NOR ANY SHARES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION.

WARRANT NO. ______                    FOR THE PURCHASE OF _______________ SHARES


                              LASERTECHNICS, INC.

                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------


          THIS CERTIFIES THAT, for value received, _______________________ ("__________") or its successors in interest, assigns or transferees (collectively, the "Warrant Holder"), is entitled to purchase from Lasertechnics, Inc., a Delaware corporation (the "Company"), ______________ shares of the Company's Common Stock (as defined in paragraph 9(a) hereof) (the "Warrant Shares") at the exercise price of SEVENTY CENTS ($.70) per share ("Exercise Price"). The number of Warrant Shares and the Exercise Price shall be adjusted and readjusted or changed from time to time in accordance with paragraph 4 hereof.

     This Warrant may be exercised at any time and from time to time on or prior to the third anniversary of the date of issuance set forth on the signature page of this Warrant.

     1.   Exercise of Warrant.
          -------------------

     The rights represented by this Warrant may be exercised by the Warrant Holder, in whole or in part, by (a) delivering to the Company a duly executed notice of exercise in the form of Annex A hereto and (b) at the Warrant Holder's option, either (i) delivering a check payable to (or wire transfer to the account of) the Company in an amount equal to the product of (x) the Exercise Price times (y) the number of Warrant Shares as to which this Warrant is being exercised (such product, the "Total Exercise Price") or (ii) delivering to the company a letter (the "Conversion Letter") requesting conversion or exchange of a portion of any indebtedness owed by the Company to the Warrant Holder in an amount equal to the Total Exercise Price or (iii) surrendering to the Company a portion of this Warrant with a "Value" (as defined below) equal to the Total Exercise Price. For the purpose of clause (b)(iii) above, "Value" shall mean the product of (I) the amount by which the average closing price per share of the Company's Common Stock over the ten trading days preceding the date of exercise, as reported in the Wall

Street Journal, exceeds the Exercise Price and (II) the number of Warrant Shares as to which this Warrant is surrendered for the purpose of effecting payment for Warrant Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of delivery of a duly executed notice of exercise, together with the amount (in cash or by delivering the Conversion Letter or by surrender of a portion of this Warrant) payable upon exercise of this Warrant and, as of such moment, (i) the rights of the Warrant Holder, as such, with respect to the number of Warrant Shares as to which this Warrant is being exercised (and, if applicable, surrendered as payment of the Total Exercise Price) shall cease, and (ii) such Warrant Holder shall be deemed to be the record holder of the shares of Common Stock issuable upon such exercise. As soon as practicable after the exercise, in whole or in part, of this Warrant, and in any event within 5 business days thereafter, the Company at its expense (including the payment by it of any applicable issuance or stamp taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder (upon payment by the Warrant Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which the Warrant Holder shall be entitled upon such exercise. In the event of partial exercise of this Warrant and, if applicable, partial surrender of this Warrant pursuant to clause
(b)(iii) of this paragraph, the Warrant need not be delivered to the Company provided that the Warrant Holder agrees to make a notation of such partial exercise and, if applicable, surrender on the Warrant. If this Warrant is delivered to the Company, the Company shall issue and deliver to the Warrant Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical to this Warrant.

     2.   Investment Representation.
          -------------------------

     The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the Act, and may not be sold by the Warrant Holder except pursuant to an effective registration or pursuant to an exemption from registration. The Warrant Holder shall be entitled to include the Warrant Shares in any demand or piggyback registration to which Warrant Holder is otherwise entitled in respect of Common Stock held by it, in accordance with (and subject to) the terms and conditions of any agreement between the Company and the Warrant Holder with respect to such registration rights.

     3.   Validity of Warrant and Issue of Shares.
          ---------------------------------------

     The Company represents and warrants that this Warrant has been duly authorized and validly issued and covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.   Antidilution Provisions.
          -----------------------

     The terms of this Warrant shall be subject to adjustment as follows:

     (a) If the Company shall (i) pay a stock dividend or make a distribution to holders of Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, (A) the Exercise Price shall be increased or decreased, as the case may be, to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such action as the total number of shares outstanding immediately prior to such action shall bear to the total number of shares outstanding immediately after such action and (B) this Warrant automatically shall be adjusted so that it shall thereafter evidence the right to purchase the kind and number of Warrant Shares or other securities which the Warrant Holder would have owned and would have been entitled to receive after such action if this Warrant had been exercised immediately prior to such action or any record date with respect thereto. An adjustment made pursuant to this subparagraph (a) shall become effective retroactively immediately after the record date in the case of a dividend or distribution of Common Stock and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     (b) If the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of (i) assets (other than cash dividends or cash distributions payable out of consolidated net income or retained earnings or dividends payable in Common Stock), (ii) evidences of indebtedness or other debt or equity securities of the Company, or of any corporation other than the Company (except for the Common Stock of the Company) or (iii) subscription rights, options or warrants to purchase any of the foregoing assets or securities, whether or not such rights, options or warrants are immediately exercisable (hereinafter collectively called "Distributions on Common Stock"), the Company shall make provisions for the Warrant Holder to receive upon exercise of this Warrant, a proportional amount (depending upon the extent to which this Warrant is exercised) of such assets, evidences of indebtedness, securities or such other rights, as if such Warrant Holder had exercised this Warrant on or before such record date.

     (c) In the case of any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all the assets of the Company to another person or entity, this Warrant thereafter shall be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the

Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment shall be made in the application of the provisions in this paragraph 4, to the end that the provisions set forth in this paragraph 4 (including provisions with respect to changes in and adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     (d) Upon the occurrence of each adjustment or readjustment of the exercise price or any change in the number of Warrant Shares or in the shares of stock or other securities or property deliverable upon exercise of this Warrant pursuant to this paragraph 4, the Company at its expense shall promptly compute such adjustment or readjustment and change in accordance with the terms hereof and furnish to each holder hereof a certificate signed by the chief financial officer of the Company, setting forth such adjustment or readjustment and change and showing in detail the facts upon which such adjustment or readjustment and change is based. The Company shall, upon the written request at any time of the Warrant Holder, furnish or cause to be furnished to such Holder, a similar certificate setting forth (i) such adjustment or readjustment and change, (ii) the Exercise Price then in effect, and (iii) the number of Warrant Shares and the amount. if any, of other shares of stock and other securities and property which would be received upon the exercise of the Warrant.

     (e) The Company shall not be required upon the exercise of this Warrant to issue any fraction of shares, but shall make any adjustment therefor by rounding the number of shares obtainable upon exercise to the next highest whole number of shares.

     5.   Transfer of Rights.
          ------------------

     This Warrant is transferable in whole or in part, at the option of the Warrant Holder upon delivery of the Warrant Assignment Form annexed as Annex B hereto, duly executed. The Company shall execute and deliver a new Warrant or Warrants in the form of this Warrant with appropriate changes to reflect the issuance of subsequent Warrants, in the name of the assignee or assignees named in such instrument of assignment and, if the Warrant Holder's entire interest is not being transferred or assigned, in the name of the Warrant Holder, and this Warrant shall promptly be canceled. Any transfer or exchange of this Warrant shall be without charge to the Warrant Holder and any new Warrant or Warrants issued shall be dated the date hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or for which it may be exchanged. The Warrant Holder (and not the Company) will be responsible for any stamp, transfer or other taxes payable on any such transfer.

     6.   Lost, Mutilated or Missing Warrant.
          ----------------------------------

     Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like denomination and date.

     7.   Rights of Warrant Holder.
          ------------------------

     The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

     8.   Successors.
          ----------

     All the provisions of this Warrant by or for the benefit of the Company or the Warrant Holder shall bind and inure to the benefit of their respective successors and assigns.

     9.   Miscellaneous.
          -------------

     (a) As used herein, the term "Common Stock" shall mean and include the Company's currently authorized common stock, $.01 par value per share, and stock of any other class or other consideration into which such currently authorized Common Stock may hereafter have been changed.

     (b) This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware.

     (c) The caption headings used in this Warrant are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of this Warrant.

     10.  Notices.
          -------

     Any notice pursuant to this Warrant shall be effective if sent by first class mail, postage prepaid, or delivered by facsimile transmission, addressed as follows:

     If to the Company, then to it at:
          Lasertechnics, Inc.
          3208 Commander Drive
          Carrollton, Texas  75006
          Attention: Chief Financial Officer
          Facsimile No.: (214) 407-9085

     (or to such other address as the Company may have furnished in writing to the Warrant Holder for this purpose); and

     If to the Warrant Holder, then to it at such address as such Warrant Holder may have furnished in writing to the Company for this purpose.

     IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Warrant to be signed by its Vice President, and attested by its Secretary or Assistant Secretary as of the date set forth below.


                                    LASERTECHNICS, INC.


                                    By:
                                       ----------------------------
                                    Name:
                                    Title:


Attest:


---------------------
Name:
Title:


ISSUANCE DATE:
               -------------------

                                                                         ANNEX A
                                                                         -------

                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

                              NOTICE OF EXERCISE

                                                               ____________ 19__

To: LASERTECHNICS, INC.

The undersigned, pursuant to the provisions set forth in Warrant No. ________, hereby irrevocably elects and agrees to purchase ________ shares of the Company's Common Stock covered by such Warrant, and makes payment herewith in full therefor of the Total Exercise Price of $__________.

The undersigned hereby represents that the undersigned is exercising such Warrant for its own account or the account of an affiliate and will not sell or otherwise dispose of the underlying Warrant Shares in violation of applicable securities laws. If said number of shares is less than all of the shares purchasable hereunder the undersigned requests that a new Warrant evidencing the rights to purchase the remaining Warrant Shares (which new Warrant shall in all other respects be identical to the Warrant exercised hereby) be registered in the name of ____________________________________ whose address is:


              -----------------------------

              -----------------------------

              -----------------------------


                         Signature:
                                      ------------------------------------
                         Printed Name:
                                      ------------------------------------

                         Address:
                                      ------------------------------------

                                      ------------------------------------

                                      ------------------------------------

                                                                         ANNEX B
                                                                         -------

                                  ASSIGNMENT


     FOR VALUE RECEIVED ______________________ hereby sells, assigns and transfers all of its rights as set forth in Warrant No. ________ with respect to the shares of the Company's Common Stock covered thereby as set forth below unto:

NAME OF ASSIGNEE(S)         ADDRESS(ES)                      NO. OF SHARES
-------------------         -----------                      -------------

-------------------         -----------------------          -------------

-------------------         -----------------------          -------------


     All notices to be given by the Company to the Warrant Holder pursuant to paragraph 10 of Warrant No. ________ shall be sent to the Assignee(s) at the above stated address(es), and, if the number of shares being hereby assigned is less than all of the shares covered by Warrant No. ________, than also to the undersigned.

     The undersigned requests that the Company execute and deliver, if necessary to comply with the provisions of paragraph 5 of Warrant No. ________, a new Warrant or, if the number of shares being hereby assigned is less than all of the shares covered by Warrant No. ________, new Warrants in the name of the undersigned, the assignee and/or the assignees, as is appropriate.

Dated:______________, 19__


                         Signature:
                                      -------------------------------

                         Printed Name:
                                      -------------------------------

                         Address:
                                      -------------------------------

                                      -------------------------------

                                      -------------------------------